Summary prospectus MARCH 1, 2015

TIAA-CREF International Opportunities Fund

of the TIAA-CREF Funds

Class Ticker: Retail TIOSX Retirement TIOTX Premier TIOPX Institutional TIOIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfio. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, as subsequently supplemented, and the sections of the Fund’s shareholder report dated October 31, 2014 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

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ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (Rule 12b-1) Fees	0.25%	—	0.15%	—
Other Expenses	0.12%	0.30%	0.06%	0.04%
Total Annual Fund Operating Expenses	0.97%	0.90%	0.81%	0.64%
Waivers and Expense Reimbursements[1]	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.97%	0.90%	0.81%	0.64%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 1.09% of average daily net assets for Retail Class shares; (ii) 0.95% of average daily net assets for Retirement Class shares; (iii) 0.85% of average daily net assets for Premier Class shares; and (iv) 0.70% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 29, 2016, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through February 29, 2016, but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$99	$92	$83	$65
3 Years	$309	$287	$259	$205
5 Years	$536	$498	$450	$357
10 Years	$1,190	$1,108	$1,002	$798

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

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performance. During the fiscal year ended October 31, 2014, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal investment strategies

The Fund primarily invests in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund anticipates investing in a number of foreign markets, but at a minimum it will invest in at least three countries outside the United States. The Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from this stock selection. The Fund may invest in companies of all sizes.

Advisors typically invests in companies that it believes can demonstrate positive and sustainable structural change. In addition, Advisors looks for companies in the early stages of a structural growth opportunity driven by differentiated products and/or services that maintain strong barriers to entry, continue to outgrow peers and demonstrate accelerating top-line growth with margin expansion. Advisors will typically invest in these types of companies when Advisors believes that their stock prices do not fully reflect the stock’s potential value, based on current earnings, assets and long-term growth prospects.

The Fund is actively managed; however, Advisors regularly reviews the Fund’s sector and country exposure against the Fund’s benchmark index, the Morgan Stanley Capital International ACWI (All Country World Index) ex USA® Index (the “MSCI ACWI ex USA® Index”), to seek to control risk.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers.

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This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the Institutional Class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns of the Institutional Class for a calendar quarter during the period covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class, Premier Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2014, and how those returns compare to those of the Fund's benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

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ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: -0.27%, for the quarter ended June 30, 2014. Worst quarter: -5.32%, for the quarter ended September 30, 2014.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2014

	Inception Date	One Year	Since Inception
Institutional Class	4/12/2013
Return Before Taxes		–8.09%	1.82%
Return After Taxes on Distributions		–8.26%	1.65%
Return After Taxes on Distributions and Sale of
Fund Shares		–4.34%	1.41%
Retail Class	4/12/2013
Return Before Taxes		–8.48%	1.40%
Retirement Class	4/12/2013
Return Before Taxes		–8.34%	1.54%
Premier Class	4/12/2013
Return Before Taxes		–8.26%	1.60%
MSCI ACWI ex USA® Index
(reflects no deductions for fees, expenses or taxes)		–3.87%	3.51%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
†		Performance is calculated from the inception date of the Institutional Class.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

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Portfolio Manager. The following person manages the Fund on a day-to-day basis:

Name:	Jason Campbell
Title:	Managing Director
Experience on Fund:	Since inception in 2013

Purchase and sale of Fund shares

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries).

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is no minimum initial or subsequent investment for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions or exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and expenses” above.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not

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subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services or for other investor services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Printed on paper containing recycled fiber	A13795 (3/15)

A13795 (3/15)